+ + Second Quarter Update Exhibit 99.1

Disclaimer & Risk Factors This investor presentation may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our real estate investment strategy; uncertainties relating to financing availability and capital proceeds; uncertainties relating to the closing of property acquisitions; uncertainties related to the timing and availability of distributions; and other risk factors as outlined in the Company’s public filings with the Securities and Exchange Commission. This is neither an offer nor a solicitation to purchase securities. See our Form 10-K and recent Form 10-Q for specific risks associated with an investment in SmartStop Self Storage REIT, Inc.. As of June 30, 2019, our accumulated deficit was approximately $73.4 million and it is possible that our operations may not be profitable in 2019. We have paid distributions from sources other than our cash flows from operations, including from the net proceeds of our public offering and our distribution reinvestment plan (DRP offering).  We are not prohibited from undertaking such activities by our charter, bylaws or investment policies, and we may use an unlimited amount from any source to pay our distributions.  For the years ended December 31, 2014, 2015 and 2016, we funded 100% of our distributions using proceeds from our offering. For the years ended December 31, 2017, and 2018, we funded 61% and 54% of our distributions using cash flow from operations and 39% and 46% using proceeds from our DRP offering, respectively. For the six months ended June 30, 2019, we funded 23% of our distributions using cash flow from operations, 30% from cash provided by financing activities, and 47% using proceeds from our DRP offering. If we continue to pay distributions from sources other than cash flows from operations, we will have fewer funds available for acquiring properties, which may reduce our stockholders’ overall returns.  Additionally, to the extent distributions exceed cash flows from operations, a stockholder’s basis in our stock may be reduced and, to the extent distributions exceed a stockholder’s basis, the stockholder may recognize a capital gain. No public market currently exists for shares of our common stock and there may never be one. Therefore, it will be difficult for our stockholders to sell their shares. Our charter does not require us to pursue a liquidity transaction at anytime. If you sell your shares, it will likely be at a substantial discount. We may only calculate the value per share for our shares annually and, therefore, you may not be able to determine the net asset value of your shares on an ongoing basis. We cannot assure our stockholders that we will be successful in the marketplace. Revenues and earnings from Strategic Storage Trust IV, Inc. and Strategic Storage Growth Trust II, Inc. (the “Managed REITs”) are uncertain. Because the revenue streams from the advisory agreements with the managed REITs are subject to limitation or cancellation, any such termination could adversely affect our financial condition, cash flow and the amount available for distributions to you. We will face conflicts of interest relating to the purchase of properties, including conflicts with Strategic Storage Growth Trust, Inc. and Strategic Storage Trust IV, Inc., and such conflicts may not be resolved in our favor, which could adversely affect our investment opportunities. Our trademarks are important to the value of our business, and the ability to protect, and costs associated with protecting, our intellectual property could adversely affect our business and results of operations. We may incur substantial debt, which could hinder our ability to pay distributions to our stockholders or could decrease the value of your investment. We may fail to qualify as a REIT, which could adversely affect our operations and our ability to make distributions. Our board of directors may change any of our investment objectives without your consent.

Additional Information Regarding NOI, FFO & MFFO Funds from Operations (“FFO”) and Modified Funds from Operations (“MFFO”) Due to certain unique operating characteristics of real estate companies, the National Association of Real Estate Investment Trusts, or NAREIT, an industry trade group, has promulgated a measure known as funds from operations, or FFO, which SmartStop believes to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to SmartStop’s net income (loss) as determined under GAAP. SmartStop defines FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, or the White Paper. The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of property and asset impairment write downs, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Additionally, gains and losses from change in control are excluded from the determination of FFO. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. SmartStop’s FFO calculation complies with NAREIT’s policy described above. The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Diminution in value may occur if such assets are not adequately maintained or repaired and renovated as required by relevant circumstances or other measures necessary to maintain the assets are not undertaken. However, SmartStop believes that, since real estate values historically rise and fall with market conditions, including inflation, interest rates, the business cycle, unemployment and consumer spending, presentations of operating results for a REIT using historical accounting for depreciation may be less informative. In addition, in the determination of FFO, SmartStop believes it is appropriate to disregard impairment charges, as this is a fair value adjustment that is largely based on market fluctuations and assessments regarding general market conditions which can change over time. An asset will only be evaluated for impairment if certain impairment indications exist and if the carrying value, or book value, exceeds the total estimated undiscounted future cash flows (including net rental revenues, net proceeds on the sale of the property, and any other ancillary cash flows at a property or group level under GAAP) from such asset. Testing for impairment is a continuous process and is analyzed on a quarterly basis. Investors should note, however, that determinations of whether impairment charges have been incurred are based partly on anticipated operating performance, because estimated undiscounted future cash flows from a property, including estimated future net rental revenues, net proceeds on the sale of the property, and certain other ancillary cash flows, are taken into account in determining whether an impairment charge has been incurred. While impairment charges are excluded from the calculation of FFO as described above, investors are cautioned that due to the fact that impairments are based on estimated future undiscounted cash flows and that SmartStop intends to have a relatively limited term of SmartStop’s operations; it could be difficult to recover any impairment charges through the eventual sale of the property. To date, SmartStop has not recognized any impairments. Historical accounting for real estate involves the use of GAAP. Any other method of accounting for real estate such as the fair value method cannot be construed to be any more accurate or relevant than the comparable methodologies of real estate valuation found in GAAP. Nevertheless, SmartStop believes that the use of FFO, which excludes the impact of real estate related depreciation and amortization and impairments, assists in providing a more complete understanding of SmartStop’s performance to investors and to SmartStop’s management, and when compared year over year, reflects the impact on SmartStop’s operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses, and interest costs, which may not be immediately apparent from net income (loss). However, FFO or modified funds from operations (“MFFO”), discussed below, should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income (loss) or in its applicability in evaluating SmartStop’s operating performance. The method utilized to evaluate the value and performance of real estate under GAAP should be considered a more relevant measure of operational performance and is, therefore, given more prominence than the non-GAAP FFO and MFFO measures and the adjustments to GAAP in calculating FFO and MFFO. Changes in the accounting and reporting rules under GAAP that were put into effect and other changes to GAAP accounting for real estate subsequent to the establishment of NAREIT’s definition of FFO have prompted an increase in cash-settled expenses, specifically acquisition fees and expenses.

Additional Information Regarding NOI, FFO & MFFO Prior to January 1, 2019, when SmartStop adopted new accounting guidance, such costs were entirely expensed as operating expenses under GAAP. Subsequent to January 1, 2019, certain of such costs continue to be expensed. SmartStop believes these fees and expenses do not affect SmartStop’s overall long-term operating performance. Publicly registered, non-traded REITs typically have a significant amount of acquisition activity and are substantially more dynamic during their initial years of investment and operation. The purchase of properties, and the corresponding expenditures associated with that process, is a key feature of SmartStop’s business plan in order to generate operational income and cash flow in order to make distributions to investors. While other start-up entities may also experience significant acquisition activity during their initial years, SmartStop believes that publicly registered, non-traded REITs are unique in that they typically have a limited life with targeted exit strategies within a relatively limited time frame after the acquisition activity ceases. SmartStop has used the proceeds raised in SmartStop’s offering, including SmartStop’s DRP offering, to acquire properties, and SmartStop expects to begin the process of achieving a liquidity event (i.e., listing of SmartStop’s shares of common stock on a national securities exchange, a merger or sale, the sale of all or substantially all of SmartStop’s assets, or another similar transaction) within three to five years after the completion of SmartStop’s primary offering, which is generally comparable to other publicly registered, non-traded REITs. Thus, SmartStop does not intend to continuously purchase assets and intend to have a limited life. The decision whether to engage in any liquidity event is in the sole discretion of SmartStop’s board of directors. Due to the above factors and other unique features of publicly registered, non-traded REITs, the Investment Program Association, or the IPA, an industry trade group, has standardized a measure known as MFFO, which the IPA has recommended as a supplemental measure for publicly registered, non-traded REITs and which SmartStop believes to be another appropriate supplemental measure to reflect the operating performance of a publicly registered, non-traded REIT having the characteristics described above. MFFO is not equivalent to SmartStop’s net income (loss) as determined under GAAP, and MFFO may not be a useful measure of the impact of long-term operating performance on value if SmartStop does not ultimately engage in a liquidity event. SmartStop believes that, because MFFO excludes any acquisition fees and expenses that affect their operations only in periods in which properties are acquired and that they considers more reflective of investing activities, as well as other non-operating items included in FFO, MFFO can provide, on a going-forward basis, an indication of the sustainability (that is, the capacity to continue to be maintained) of their operating performance after the period in which they are acquiring their properties and once their portfolio is in place. By providing MFFO, they believe they are presenting useful information that assists investors and analysts to better assess the sustainability of their operating performance after their primary offering has been completed and their properties have been acquired. SmartStop also believes that MFFO is a recognized measure of sustainable operating performance by the publicly registered, non-traded REIT industry. Further, they believe MFFO is useful in comparing the sustainability of their operating performance after their primary offering and acquisitions are completed with the sustainability of the operating performance of other real estate companies that are not as involved in acquisition activities. Investors are cautioned that MFFO should only be used to assess the sustainability of SmartStop’s operating performance after their primary offering has been completed and properties have been acquired, as it excludes any acquisition fees and expenses that have a negative effect on SmartStop’s operating performance during the periods in which properties are acquired. SmartStop defines MFFO, a non-GAAP measure, consistent with the IPA’s Guideline 2010-01, Supplemental Performance Measure for Publicly Registered, Non-Listed REITs: Modified Funds From Operations (the “Practice Guideline”) issued by the IPA in November 2010. The Practice Guideline defines MFFO as FFO further adjusted for the following items included in the determination of GAAP net income (loss): acquisition fees and expenses; amounts relating to straight line rents and amortization of above or below intangible lease assets and liabilities; accretion of discounts and amortization of premiums on debt investments; non-recurring impairments of real estate related investments; mark-to-market adjustments included in net income; non-recurring gains or losses included in net income from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, adjustments relating to contingent purchase price obligations included in net income, and after adjustments for consolidated and unconsolidated partnerships and joint ventures, with such adjustments calculated to reflect MFFO on the same basis. The accretion of discounts and amortization of premiums on debt investments, unrealized gains and losses on hedges, foreign exchange, derivatives or securities holdings, unrealized gains and losses resulting from consolidations, as well as other listed cash flow adjustments are adjustments made to net income (loss) in calculating cash flows from operations and, in some cases, reflect gains or losses which are unrealized and may not ultimately be realized. SmartStop’s MFFO calculation complies with the IPA’s Practice Guideline described above. In calculating MFFO, SmartStop excludes acquisition related expenses, the amortization of fair value adjustments related to debt, non-recurring gains or losses included in net income from the extinguishment or sale of debt, mark to market adjustments recorded in net income related to their derivatives, adjustments from changes in foreign currency rates, and the adjustments of such items related to noncontrolling interests. The other adjustments included in the IPA’s Practice Guideline are not applicable to SmartStop for the periods presented. Acquisition fees and expenses are paid in cash by SmartStop, and they have not set aside or put into escrow any specific amount of proceeds from their offering to be used to fund acquisition fees and expenses. SmartStop does not intend to fund acquisition fees and expenses in the future from operating revenues and cash flows, nor from the sale of properties and subsequent re-deployment of capital and concurrent incurrence of acquisition fees and expenses. Acquisition fees and expenses include payments to SmartStop’s Former External Advisor and third parties. Certain acquisition related expenses under GAAP are considered operating expenses and as expenses included in the determination of net income (loss) and income (loss) from continuing operations, both of which are performance measures under GAAP. All paid and accrued acquisition fees and expenses will have negative effects on returns to investors, the potential for future distributions, and cash flows generated, unless earnings from operations or net sales proceeds from the disposition of other properties are generated to cover the purchase price of the property, these fees and expenses and other costs related to such property. In the future, if SmartStop is not able to raise additional proceeds from their DRP offering or other offerings, this could result in them paying acquisition fees or reimbursing acquisition expenses due to their Formal External Advisor, or a portion thereof, with net proceeds from borrowed funds, operational earnings or cash flows, net proceeds from the sale of properties, or ancillary cash flows. As a result, the amount of proceeds available for investment and operations would be reduced, or SmartStop may incur additional interest expense as a result of borrowed funds.

Additional Information Regarding NOI, FFO & MFFO Further, under GAAP, certain contemplated non-cash fair value and other non-cash adjustments are considered operating non-cash adjustments to net income (loss) in determining cash flows from operations. In addition, SmartStop views fair value adjustments of derivatives and the amortization of fair value adjustments related to debt as items which are unrealized and may not ultimately be realized or as items which are not reflective of on-going operations and are therefore typically adjusted for when assessing operating performance. SmartStop uses MFFO and the adjustments used to calculate it in order to evaluate SmartStop’s performance against other publicly registered, non-traded REITs which intend to have limited lives with short and defined acquisition periods and targeted exit strategies shortly thereafter. As noted above, MFFO may not be a useful measure of the impact of long-term operating performance if SmartStop does not continue to operate in this manner. SmartStop believes that their use of MFFO and the adjustments used to calculate it allow them to present their performance in a manner that reflects certain characteristics that are unique to publicly registered, non-traded REITs, such as their limited life, limited and defined acquisition period and targeted exit strategy, and hence that the use of such measures may be useful to investors. For example, acquisition fees and expenses are intended to be funded from the proceeds of SmartStop’s offering and other financing sources and not from operations. By excluding any expensed acquisition fees and expenses, the use of MFFO provides information consistent with management’s analysis of the operating performance of the properties. Additionally, fair value adjustments, which are based on the impact of current market fluctuations and underlying assessments of general market conditions, but can also result from operational factors such as rental and occupancy rates, may not be directly related or attributable to their current operating performance. By excluding such charges that may reflect anticipated and unrealized gains or losses, SmartStop believes MFFO provides useful supplemental information. Presentation of this information is intended to provide useful information to investors as they compare the operating performance of different REITs, although it should be noted that not all REITs calculate FFO and MFFO the same way, so comparisons with other REITs may not be meaningful. Furthermore, FFO and MFFO are not necessarily indicative of cash flow available to fund cash needs and should not be considered as an alternative to net income (loss) or income (loss) from continuing operations as an indication of SmartStop’s performance, as an alternative to cash flows from operations, which is an indication of SmartStop’s liquidity, or indicative of funds available to fund their cash needs including SmartStop’s ability to make distributions to SmartStop’s stockholders. FFO and MFFO should be reviewed in conjunction with other measurements as an indication of SmartStop’s performance. MFFO may be useful in assisting management and investors in assessing the sustainability of operating performance in future operating periods, and in particular, after the offering and acquisition stages are complete. Neither the SEC, NAREIT, nor any other regulatory body has passed judgment on the acceptability of the adjustments that SmartStop uses to calculate FFO or MFFO. In the future, the SEC, NAREIT or another regulatory body may decide to standardize the allowable adjustments across the publicly registered, non-traded REIT industry and they would have to adjust SmartStop’s calculation and characterization of FFO or MFFO. Net Operating Income or (“NOI”) NOI is a non-GAAP measure that SmartStop defines as net income (loss), computed in accordance with GAAP, generated from properties before corporate general and administrative expenses, asset management fees, interest expense, depreciation, amortization, acquisition expenses and other non-property related expenses. SmartStop believes that NOI is useful for investors as it provides a measure of the operating performance of its operating assets because NOI excludes certain items that are not associated with the ongoing operation of the properties. Additionally, SmartStop believes that NOI (also referred to as property operating income) is a widely accepted measure of comparative operating performance in the real estate community. However, SmartStop’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount.

SmartStop Self Storage REIT, Inc.

SmartStop Self Storage REIT, Inc.

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!™

SmartStop Self Storage REIT, Inc. (“SmartStop”) is a self-managed and fully-integrated self storage company with a portfolio of over $1.4 billion of self storage assets.

- SmartStop is the 10th largest self storage company in the U.S. with an owned and managed portfolio of 10.0 million rentable square feet across 134 facilities throughout the U.S. & Toronto, Canada
- Management team is experienced in the development, redevelopment, lease up, and acquisition of stabilized self storage properties in the U.S. and Toronto, having transacted over $4.0 billion in self storage properties in the past 15 years

SmartStop
Self Storage REIT, Inc.
...The Smarter Way to Store!™


SmartStop
Self Storage

113 Owned Properties

Managed REIT Platform

- Growing portfolio of properties in the greater Toronto area, comprising over 1 million net rentable square feet
- More than 350 employees, including 32 in Toronto, Canada
- Managed REIT Platform of public non-traded and private REITs focusing on self storage properties through SmartStop REIT Advisors, LLC, which is an indirect subsidiary of SmartStop, serving as Sponsor, Advisor, and Property Manager

Investor Presentation 7

SmartStop’s Executive Team H. Michael Schwartz Founder & Executive Chairman Mike Terjung Chief Accounting Officer Michael McClure Chief Executive Officer James Barry Chief Financial Officer & Treasurer Wayne Johnson President & Chief Investment Officer Gerald Valle Senior Vice President Self Storage Operations Nicholas Look General Counsel & Secretary Harold “Skip” Perry Independent Director David J. Mueller Independent Director Timothy S. Morris Independent Director Paula M. Mathews Director H. Michael Schwartz Founder & Executive Chairman Board of Directors Executive Team

Institutional Management Day-to-day operations Technology Innovation Web Development Marketing Pricing Analytics Revenue Management Dedicated In-house Call Center Developments & C/Os

Modern Website Modern, New Website Emphasis on mobile speed & experience → 1.9 second load time Geo-serving content Better search functionality UX testing to build best user flow Live chat with call center Online rentals ready to be released Web leads now converting over 60% Same store unique visitors +20% YOY

SmartStop Self Storage - Branding

SmartStop
Self Storage REIT, Inc.
...The Smarter Way to Store!™

Brand Awareness

- Strong, well-known brand name
- Brand protection
- Registered trademarks in U.S./Canada
- 250 U.S./Canadian domain names
- Processes in place to act upon potential brand infringement

Store Branding

- Locations feature SmartStop signage and colors
- The SmartStop brand appears on:
  - Moving supplies
  - SmartStop website
  - Advertising and marketing efforts
  - Special events/team sponsorships
  - Employee uniforms, name tags, etc.
  - Flags, banners and printed materials

SmartStop
Self Storage REIT, Inc.
...The Smarter Way to Store!™


Welcome
SmartSupplies

Investor Presentation 11

Brand Awareness Shane Kline Mississauga Steelheads Jessica Klejka Multiple Fighters CYCLIST ‘20 Olympic Hopeful HOCKEY IDITAROD MUSHER BOXING /MMA Social Media Followers: 17,840 Impressions: 10,597,274. Engagements: 510,181 Last 6 Months INDY CAR Sage Karam Bryce Hudson MOTO X STEP UP

SSGT Merger & Self Administration Transaction

SSGT Merger Overview

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!™

Transaction Details

- SmartStop completed its acquisition of Strategic Storage Growth Trust, Inc. "SSGT" by merger on January 24, 2019 in a 100% cash transaction
- Total transaction value of approximately $350M at $12.00/share, which includes SSGT debt that was assumed or repaid
- SmartStop obtained the right to acquire a Gilbert, AZ property, which was subsequently acquired in July 2019
- SmartStop acquired one property currently in development in Toronto, estimated to open December 2019

Growth & Scale

- SmartStop and SSGT were complementary portfolios, and we expect SSGT's assets to provide significant growth over the next 24 – 36 months
- SSGT's growth assets include 8 properties in lease up and 1 property under development
- Accretive to both coverage and value over the long term
- Combined portfolio encompasses 113 properties over 17 states and Canada, with an enterprise value of ~$1.4B

SSGT Portfolio Physical Occupancy Since Acquisition



83%
82%
81%
80%
79%
78%
77%
76%
78%
80%
82%
1/24/2019
3/31/2019
6/30/2019

Investor Presentation 14

Self Administration Transaction Process The independent members of the Board of Directors, through a Special Committee, engaged in a process to consider, review and approve the Self Administration Transaction with SmartStop Asset Management, LLC (“SAM”) The Special Committee retained separate legal counsel and financial advisor to assist in the negotiation and execution of the Self Administration Transaction Special Committee’s financial advisor, Robert A. Stanger & Co, Inc., also provided a fairness opinion to the Special Committee for the transaction The Board of Directors and the Special Committee pursued the Self Administration Transaction, among other reasons, in order to: Generate accretive cash flow and operating income, which becomes even more accretive over time, Position SmartStop for potential future liquidity events, including but not limited to a listing on a national securities exchange, Create alignment of interests between SmartStop, SAM, and management.

Unique Opportunity For Growth In Self Storage SmartStop offers a unique opportunity for future growth: Highly talented team of over 350 dedicated self storage professionals and executive team with an average of 15 years of self storage experience Tenth largest self storage company in the US with 113 properties, valued at over $1.4 billion, in 17 states and Toronto, Canada Fully integrated self storage platform to provide additional economies of scale Access to both institutional capital and retail investors Growing Managed REIT Platform, currently consisting of 21 properties in 8 states will provide accretive revenue streams Continued expansion in the Greater Toronto area

SmartStop Self Storage - Managed REIT Platform

- SmartStop REIT Advisors, a subsidiary of SmartStop, now serves as the sponsor, advisor, and property manager for one public non-traded REIT, SST IV and one private REIT, SSGT II
- SST IV and SSGT II have approximately $240M of combined current AUM and over $100M combined of new acquisitions under contract and are expected to generate incremental property and asset management fees for SmartStop, plus tenant protection revenues
- SmartStop will benefit from the growth in size and scale from a growing portfolio of managed properties, from savings from expense economies to gathering of additional data to further improve revenue management systems

	SST IV (Strategic Storage Trust)	Strategic Storage Growth Trust II, Inc.
Owned Properties	17 Properties (+2 JV Developments)	4 Properties
NRSF	1,433,800	316,000
Value (Purchase Price)	$201.1M	$42.0M
Asset Management Fee	✓	✓
Property Management Fee	✓	✓
Tenant Protection Revenue	✓	✓
Promote	✓	✓
Other Reimbursements	✓	✓

Investor Presentation 17

NAV Process Net Asset Value (“NAV”) of $10.66/share as of March 31, 2019 Independent, 3rd Party Valuation by Robert A. Stanger & Co, Inc. Asset-by-Asset valuation of Real Estate (no portfolio premium) In accordance with IPA NAV Guideline See our Form 8-K filed with the SEC on June 27, 2019 for a description of the methodologies and assumptions used to determine, and limitations of, the estimated value per share Jan 2014 $10.001 Apr 2016 $10.092 Apr 2017 $10.222 Apr 2018 $10.652 Offering and customer account statement price.  As applicable, all values shown reference class A shares. Offering and customer account statement price.  The revised prices were in connection with the approvals by the board of directors of an estimated value per share based on the estimated value of its assets less the estimated value of its liabilities, or net asset value, divided by the number of shares outstanding on an adjusted fully diluted basis, calculated as of year end, except as to the June 2019 value, which was calculated as of March 31, 2019.  See SmartStop’s Form 8-K’s filed with the SEC on April 11, 2016, April 18, 2017, April 20, 2018, and June 27, 2019 respectively, for a description of the methodologies and assumptions used to determine, and the limitations of, the estimated value per share.  Jun 2019 $10.662

Portfolio & Financial Update

Canadian Joint Venture

SmartStop
Self Storage REIT, Inc.
...The Smarter Way to Store!™

PRESS RELEASE

SmartStop Announces Joint Venture with Canadian REIT to Build Self-Storage Facilities

TORONTO, ONTARIO–(Feb. 23, 2017) – SmartStop Asset Management, LLC, a diversified real estate company, announced today that it has signed a letter of intent to enter a joint venture with Smart Real Estate Investment Trust (SmartREIT) (TSX: SRU.UN), one of Canada's largest real estate investment trusts, to build and co-own rental self-storage facilities in Canada.

- Exclusive Right To Develop Self Storage Facilities At Multiple SmartREIT Shopping Centers
- 50/50 Joint Venture With A $5.3 Billion Dollar Canadian REIT With 164 Shopping Centers Primarily Focused In Toronto, Montreal, Ottawa And Vancouver Markets
- Provides The Foundation To Significantly Grow Storage Developments In Strategically Located Canadian Markets

Investor Presentation 20

Toronto Portfolio $235M CAD INVESTMENT IN TORONTO* *$235M figure represents Canadian dollar-denominated value of SmartStop’s portfolio, as designated under the “Current Properties” section. Value is determined based on the appraised value of the assets from the declared Net Asset Value (NAV) calculation, as of 3/31/2019. **In Development locations represent current locations for SmartCentres Joint Venture projects, or projects being negotiated. SmartStop does not own any of the joint venture interests, which are owned by one of the two Managed REITs. SmartStop will serve as the property manager for any completed joint venture properties.

Current Portfolio *2 properties owned through SmartCentres JV *

*NOI represents Q2 2019. SmartStop NOI by State Q2 2019 $15,740,000* Our portfolio is geographically diversified, with targeted investments in high growth markets such as California, Florida, and the Greater Toronto Area Owned NOI Owned & Managed NOI Q2 2019 $18,660,000*

Balance Sheet Royal Palm Beach, Florida Loan to Value(1) June 30, 2019 = 55% (1) Value based on most recent NAV Distributions(1) SmartStop pays a distribution rate of approximately $0.001644 per day per share (equivalent to $0.60 per share annually) to both Class A and Class T stockholders of record. The T share distribution is reduced by an ongoing stockholder servicing fee equal to an annual rate of 1% of the T share purchase price. (1) We have paid and may continue to pay, distributions from sources other than cash flow from operations, therefore, we will have fewer funds available for acquisitions of properties and our stockholders overall return may be reduced. Future distributions are at the sole discretion of our board of directors and are not guaranteed.

SmartStop Financial Update Second Quarter 2019 vs. 2018 Revenues (as reported) Revenues (adjusted for impact of ASU 2016-02 Leases) Net Operating Income* Property Operating Expenses as a Percentage of Revenue Number of Facilities Average Physical Occupancy Annualized Revenue per Occupied SF (excludes parking) Same-Store Performance 0.2% 1.8% 1.2% 2019 2018 36.4% 37.1% 82 82 89.1% 88.6% $15.78 $15.88 *See slides 3-5 for more information regarding Net Operating Income and Modified FFO. Modified FFO* MFFO Decrease Modified FFO Three Months Ended June 30, 2019 vs. 2018 2019 2018 $526,698 $4,690,573 ($4,163,875)

SmartStop Financial Update Six Months Ended June 30, 2019 vs. 2018 Revenues (as reported) Revenues (adjusted for impact of ASU 2016-02 Leases) Net Operating Income* Property Operating Expenses as a Percentage of Revenue Number of Facilities Average Physical Occupancy Annualized Revenue per Occupied SF (excludes parking) Same-Store Performance Modified FFO* MFFO Decrease Modified FFO & Cash Flow from Operations Six Months Ended June 30, 2019 vs. 2018 Cash Flow from Operations Cash Flow Decrease (0.3%) 1.2% (1.8%) 2019 2018 37.3% 36.3% 82 82 88.5% 88.6% $15.76 $15.80 2019 2018 $1,908,983 $10,005,798 ($8,096,815) 2019 2018 $3,935,929 $10,405,512 ($6,469,583) *See slides 3-5 for more information regarding Net Operating Income and Modified FFO.

Publicly Traded Self Storage Companies NYSE: EXR NYSE: PSA NYSE: CUBE NYSE: LSI NYSE: UHAL NYSE: JCAP NYSE: NSA Public Non-Traded Self Storage REITs - OFFERING CLOSED - - OFFERING OPEN -

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